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                                                                    EXHIBIT 4.17

                                SECOND AMENDMENT
                                     TO THE
                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

          This Second Amendment to the Amended and Restated Stockholders
Agreement (this "Amendment"), dated as of            , 2006, is entered into by
and among Altra Holdings, Inc., a Delaware corporation (the "Company"), and each of the parties named on Schedule A hereto (each a "Stockholder" and collectively, the "Stockholders") in order to amend and modify that certain Amended and Restated Stockholders Agreement, dated as of January 6, 2005 (the "Agreement"), as amended by the First Amendment to the Amended and Restated Stockholders Agreement, dated May 1, 2005. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

                                    RECITALS:

            WHEREAS, the Company and the Stockholders desire to amend the Agreement; and

            WHEREAS, Section 15(e) of the Agreement provides that the Agreement may be amended by the written consent of the Company and Stockholders owning a majority of the Company's Securities, subject to certain exceptions.

            NOW, THEREFORE, the parties to this Amendment, intending to be legally bound hereby, agree as follows:

      Section 1. Certain Definitions. Section 1(q) of the Agreement shall be deleted in its entirety and replaced with the following:

      "(q) QUALIFIED PUBLIC OFFERING" means any underwritten initial Public Offering."

      Section 2. Covenants. Section 7(e) of the Agreement shall be deleted in its entirety and replaced with the following:

      "(e) Termination. The covenants and agreement set forth in Section 7(a) shall survive for a period of five (5) years after the date hereof. As to each Management Stockholder, the covenants and agreement set forth in Section 7(b) shall survive for a period of one year and one day after such Management Stockholder ceases to be an employee of the Company, and the covenants and agreements set forth in Section 7(c) shall survive for a period of two (2) years plus one day after such Management Stockholder ceases to be an employee of the Company. The covenants and agreement set forth in Section 7(d) (i) shall terminate and be of no further force or effect immediately upon consummation of Altra's or the Company's initial Public Offering, and (ii) (other than Section 7(d)(iii)) shall not be in effect during such time as Altra or the Company is filing such

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information pursuant to the periodic reporting requirements of Sections 12(g) or
15(d) of the Exchange Act."

      Section 3. Effectiveness. This Amendment shall become effective as of the date first above written. Except as otherwise provided in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      ALTRA HOLDINGS, INC.

                                      By: ______________________________________
                                            Name:
                                            Title:

                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      GENSTAR CAPITAL PARTNERS III, L.P.

                                      By: Genstar Capital III, L.P.
                                      Its: General Partner

                                           By: Genstar III GP LLC
                                           Its: General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      STARGEN III, L.P.

                                      By: Genstar Capital III, L.P.
                                      Its: General Partner

                                           By: Genstar III GP LLC
                                           Its: General Partner

                                           By: _________________________________
                                               Name:
                                               Title:

                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      CAISSE DE DEPOT ET PLACEMENT DU QUEBEC

                                           By: _________________________________
                                               Name:
                                               Title:

                                           By: _________________________________
                                               Name:
                                               Title:

                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      Michael L. Hurt

                                      Address:



                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      William J. Duff

                                      Address:




                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      Thomas F. Tatarczuch

                                      Address:




                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      Donald S. Wierbinski


                                      Address:


                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      Craig Schuele

                                      Address:



                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      Gerald Ferris

                                      Address:


                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      Edward L. Novotny

                                      Address:


                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      Mark Stuebe

                                      Address:


                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      Timothy McGowan

                                      Address:

                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      Larry McPherson

                                      Address:


                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      Lee Hess

                                      Address:


                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      Thomas Hunt

                                      Address:


                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      Carl R. Christenson

                                      Address:



                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      Virginia Christenson

                                      Address:



                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      David A. Wall

                                      Address:



                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      David Ebling

                                      Address:

                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      David Zietlow

                                      Address:


                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      __________________________________________
                                      Frank E. Bauchiero

                                      Address:

                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                      FRANK BAUCHIERO MKC WORLDWIDE

                                      By: ______________________________
                                      Name:
                                      Title:

                                            Address:

                      SIGNATURE PAGE TO SECOND AMENDMENT TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

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                                   SCHEDULE A

                              LIST OF STOCKHOLDERS

Genstar Capital Partners III, L.P.
Stargen III, L.P.
Caisse de depot et placement du Quebec
Michael L. Hurt
William J. Duff
Thomas F. Tatarczuch
Donald S. Wierbinski
Craig Schuele
Gerald Ferris
Edward L. Novotny
Mark Stuebe
Timothy McGowan
Larry McPherson
Lee Hess
Thomas Hunt
Frank Bauchiero MKC Worldwide
Frank E. Bauchiero
Carl R. Christenson
Virginia Christenson
David Wall
David Zietlow
David Ebling